                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 1999-3




Section 7.3 Indenture                        Distribution Date:       6/17/2002


(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                                  0.00
             Class B Principal Payment                                                  0.00
             Class C Principal Payment                                                  0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                                  0.00
             Class B Principal Payment                                                  0.00
             Class C Principal Payment                                                  0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                                  4,717,500.00
             Class B Note Interest Requirement                                    279,708.54
             Class C Note Interest Requirement                                    172,925.36
                        Total                                                   5,170,133.90

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                                       5.55000
             Class B Note Interest Requirement                                       5.79167
             Class C Note Interest Requirement                                       2.55750

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                                      850,000,000
             Class B Note Principal Balance                                       48,295,000
             Class C Note Principal Balance                                       67,615,000

(iv)    Amount on deposit in Owner Trust Spread Account                        38,636,400.00

(v)     Required Owner Trust Spread Account Amount                             38,636,400.00



                                   By:
                                           -----------------------------------
                                   Name:   Patricia M. Garvey
                                   Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1




Section 7.3 Indenture             Distribution Date:                  6/17/2002


(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                                  0.00
             Class B Principal Payment                                                  0.00
             Class C Principal Payment                                                  0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                                  0.00
             Class B Principal Payment                                                  0.00
             Class C Principal Payment                                                  0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                                  1,381,875.00
             Class B Note Interest Requirement                                    125,468.75
             Class C Note Interest Requirement                                    189,307.70
                        Total                                                   1,696,651.45

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                                       1.84250
             Class B Note Interest Requirement                                       2.00750
             Class C Note Interest Requirement                                       2.35583

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                                      750,000,000
             Class B Note Principal Balance                                       62,500,000
             Class C Note Principal Balance                                       80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account                         8,928,570.00

(v)     Required Owner Trust Spread Account Amount                              8,928,570.00



                                           By:
                                                  ----------------------------
                                           Name:  Patricia M. Garvey
                                           Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-2




Section 7.3 Indenture             Distribution Date:                  6/17/2002


(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                                  0.00
             Class B Principal Payment                                                  0.00
             Class C Principal Payment                                                  0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                                  0.00
             Class B Principal Payment                                                  0.00
             Class C Principal Payment                                                  0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                                  1,600,500.00
             Class B Note Interest Requirement                                    146,437.50
             Class C Note Interest Requirement                                    222,750.99
                      Total                                                     1,969,688.49

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                                       1.77833
             Class B Note Interest Requirement                                       1.95250
             Class C Note Interest Requirement                                       2.31000

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                                      900,000,000
             Class B Note Principal Balance                                       75,000,000
             Class C Note Principal Balance                                       96,429,000

(iv)    Amount on deposit in Owner Trust Spread Account                        10,714,290.00

(v)     Required Owner Trust Spread Account Amount                             10,714,290.00



                                         By:
                                                -------------------------------
                                         Name:  Patricia M. Garvey
                                         Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-3



Section 7.3 Indenture             Distribution Date:                  6/17/2002


(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                                   0.00
             Class B Principal Payment                                                   0.00
             Class C Principal Payment                                                   0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                                   0.00
             Class B Principal Payment                                                   0.00
             Class C Principal Payment                                                   0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                                   1,354,375.00
             Class B Note Interest Requirement                                     125,468.75
             Class C Note Interest Requirement                                     187,097.88
                        Total                                                    1,666,941.63

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                                        1.80583
             Class B Note Interest Requirement                                        2.00750
             Class C Note Interest Requirement                                        2.32833

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                                       750,000,000
             Class B Note Principal Balance                                        62,500,000
             Class C Note Principal Balance                                        80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account                          8,928,570.00

(v)     Required Owner Trust Spread Account Amount                               8,928,570.00



                                   By:
                                          -------------------------------------
                                   Name:  Patricia M. Garvey
                                   Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-1


Section 7.3 Indenture             Distribution Date:                  6/17/2002


(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                                   0.00
             Class B Principal Payment                                                   0.00
             Class C Principal Payment                                                   0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                                   0.00
             Class B Principal Payment                                                   0.00
             Class C Principal Payment                                                   0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                                   1,295,910.00
             Class B Note Interest Requirement                                     122,173.33
             Class C Note Interest Requirement                                     188,636.25
                 Total                                                           1,606,719.58

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                                        1.81500
             Class B Note Interest Requirement                                        2.05333
             Class C Note Interest Requirement                                        2.46583

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                                       714,000,000
             Class B Note Principal Balance                                        59,500,000
             Class C Note Principal Balance                                        76,500,000

(iv)    Amount on deposit in Owner Trust Spread Account                          8,500,000.00

(v)     Required Owner Trust Spread Account Amount                               8,500,000.00



                                          By:
                                                 ------------------------------
                                          Name:  Patricia M. Garvey
                                          Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-2



Section 7.3 Indenture             Distribution Date:                  6/17/2002


(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                                   0.00
             Class B Principal Payment                                                   0.00
             Class C Principal Payment                                                   0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                                   0.00
             Class B Principal Payment                                                   0.00
             Class C Principal Payment                                                   0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                                     898,333.33
             Class B Note Interest Requirement                                      84,026.43
             Class C Note Interest Requirement                                     134,555.01
                        Total                                                    1,116,914.77

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                                        1.79667
             Class B Note Interest Requirement                                        2.01667
             Class C Note Interest Requirement                                        2.51167

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                                       500,000,000
             Class B Note Principal Balance                                        41,666,000
             Class C Note Principal Balance                                        53,572,000

(iv)    Amount on deposit in Owner Trust Spread Account                          5,952,380.00

(v)     Required Owner Trust Spread Account Amount                               5,952,380.00



                                            By:
                                                   ----------------------------
                                            Name:  Patricia M. Garvey
                                            Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-3


Section 7.3 Indenture             Distribution Date:                  6/17/2002


(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                                   0.00
             Class B Principal Payment                                                   0.00
             Class C Principal Payment                                                   0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                                   0.00
             Class B Principal Payment                                                   0.00
             Class C Principal Payment                                                   0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                                   1,313,125.00
             Class B Note Interest Requirement                                     124,895.83
             Class C Note Interest Requirement                                     198,146.97
                        Total                                                    1,636,167.80

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                                        1.75083
             Class B Note Interest Requirement                                        1.99833
             Class C Note Interest Requirement                                        2.46583

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                                       750,000,000
             Class B Note Principal Balance                                        62,500,000
             Class C Note Principal Balance                                        80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account                          8,928,570.00

(v)     Required Owner Trust Spread Account Amount                               8,928,570.00



                                                 By:
                                                        -----------------------
                                                 Name:  Patricia M. Garvey
                                                 Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-4


Section 7.3 Indenture             Distribution Date:                  6/17/2002


(i)     Amount of Net Swap Payment                                                       0.00
        Amount of Net Swap Receipt                                               2,337,489.00

(ii)    Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                                   0.00
             Class B Principal Payment                                                   0.00
             Class C Principal Payment                                                   0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                                   0.00
             Class B Principal Payment                                                   0.00
             Class C Principal Payment                                                   0.00
                        Total

(iii)   Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest                                               3,850,000.00
             Class B Note Interest                                                 142,450.00
             Class C Note Interest                                                 226,050.00
                      Total                                                      4,218,500.00

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest                                                    4.58333
             Class B Note Interest                                                    2.03500
             Class C Note Interest                                                    2.51167

(iv)    Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                                       840,000,000
             Class B Note Principal Balance                                        70,000,000
             Class C Note Principal Balance                                        90,000,000

(v)     Amount on deposit in Owner Trust Spread Account                         10,000,000.00

(vi)    Required Owner Trust Spread Account Amount                              10,000,000.00



                                           By:
                                                  -----------------------------
                                           Name:  Patricia M. Garvey
                                           Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-5


Section 7.3 Indenture             Distribution Date:                  6/17/2002


(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                                   0.00
             Class B Principal Payment                                                   0.00
             Class C Principal Payment                                                   0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                                   0.00
             Class B Principal Payment                                                   0.00
             Class C Principal Payment                                                   0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                                   2,240,700.00
             Class B Note Interest Requirement                                     220,412.50
             Class C Note Interest Requirement                                     351,450.00
                        Total                                                    2,812,562.50

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                                        1.77833
             Class B Note Interest Requirement                                        2.09917
             Class C Note Interest Requirement                                        2.60333

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                                     1,260,000,000
             Class B Note Principal Balance                                       105,000,000
             Class C Note Principal Balance                                       135,000,000

(iv)    Amount on deposit in Owner Trust Spread Account                         15,000,000.00

(v)     Required Owner Trust Spread Account Amount                              15,000,000.00



                                             By:
                                                    ---------------------------
                                             Name:  Patricia M. Garvey
                                             Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-6




Section 7.3 Indenture             Distribution Date:                  6/17/2002


(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                                   0.00
             Class B Principal Payment                                                   0.00
             Class C Principal Payment                                                   0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                                   0.00
             Class B Principal Payment                                                   0.00
             Class C Principal Payment                                                   0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                                   1,820,280.00
             Class B Note Interest Requirement                                     178,640.00
             Class C Note Interest Requirement                                     291,060.00
                        Total                                                    2,289,980.00

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                                        1.80583
             Class B Note Interest Requirement                                        2.12667
             Class C Note Interest Requirement                                        2.69500

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                                     1,008,000,000
             Class B Note Principal Balance                                        84,000,000
             Class C Note Principal Balance                                       108,000,000

(iv)    Amount on deposit in Owner Trust Spread Account                         12,000,000.00

(v)     Required Owner Trust Spread Account Amount                              12,000,000.00



                                       By:
                                              ---------------------------------
                                       Name:  Patricia M. Garvey
                                       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-1



Section 7.3 Indenture             Distribution Date:                  6/17/2002


(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                                   0.00
             Class B Principal Payment                                                   0.00
             Class C Principal Payment                                                   0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                                   0.00
             Class B Principal Payment                                                   0.00
             Class C Principal Payment                                                   0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                                   1,493,800.00
             Class B Note Interest Requirement                                     143,091.67
             Class C Note Interest Requirement                                     232,650.00
                        Total                                                    1,869,541.67

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                                        1.77833
             Class B Note Interest Requirement                                        2.04417
             Class C Note Interest Requirement                                        2.58500

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                                       840,000,000
             Class B Note Principal Balance                                        70,000,000
             Class C Note Principal Balance                                        90,000,000

(iv)    Amount on deposit in Owner Trust Spread Account                         10,000,000.00

(v)     Required Owner Trust Spread Account Amount                              10,000,000.00



                                            By:
                                                   ----------------------------
                                            Name:  Patricia M. Garvey
                                            Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-2


Section 7.3 Indenture             Distribution Date:                  6/17/2002


(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                                   0.00
             Class B Principal Payment                                                   0.00
             Class C Principal Payment                                                   0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                                   0.00
             Class B Principal Payment                                                   0.00
             Class C Principal Payment                                                   0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                                   2,037,420.00
             Class B Note Interest Requirement                                     194,938.33
             Class C Note Interest Requirement                                     316,470.00
                      Total                                                      2,548,828.33

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                                        1.73250
             Class B Note Interest Requirement                                        1.98917
             Class C Note Interest Requirement                                        2.51167

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                                     1,176,000,000
             Class B Note Principal Balance                                        98,000,000
             Class C Note Principal Balance                                       126,000,000

(iv)    Amount on deposit in Owner Trust Spread Account                         14,000,000.00

(v)     Required Owner Trust Spread Account Amount                              14,000,000.00



                                           By:
                                                  -----------------------------
                                           Name:  Patricia M. Garvey
                                           Title: Vice President